EXHIBIT 99.1

Flora Growth Corp. to Effect Reverse Stock Split

FORT LAUDERDALE, FLORIDA & TORONTO, June 7, 2023 -- Flora Growth Corp. (NASDAQ: FLGC) (“Flora” or the “Company”), a global cultivator, manufacturer, and distributor of cannabis products and brands, announces that it will effect a reverse stock split, which shall become effective on June 9, 2023 at a ratio of 1-for-20 (the “Reverse Stock Split”).

The Company has provided The Nasdaq Stock Market with the appropriate notice and the Company expects that its common shares will commence trading on a post-Reverse Stock Split basis at market open on June 9, 2023. The common shares will continue to trade on the Nasdaq Capital Market under the existing ticker “FLGC”. The new CUSIP number for the common shares is 339764201 and the new ISIN is CA3397642016.

The Reverse Stock Split, within a ratio ranging between 1-for-5 and 1-for-25, was approved by the Company’s shareholders at the Company’s annual and special meeting of shareholders held on June 6, 2023 and is described in the proxy statement of the Company dated May 10, 2023.

As a result of the Reverse Stock Split, every 20 common shares issued and outstanding will be automatically reclassified into one new common share. The Reverse Stock Split does not affect any shareholder’s ownership percentage of the common shares or modify any voting rights or other terms of the common shares. No fractional common shares will be issued as a result of the Reverse Stock Split. Any fractional interest as a result of the Reverse Stock Split will be rounded down and shareholders will not receive any compensation in lieu thereof.

About Flora Growth Corp.

Flora Growth Corp. is a global cannabis company dedicated to bringing the benefits of cannabis to people worldwide. Our commitment is to create, master and connect the international cannabis supply chain by setting the standard for world-class cultivation and manufacturing, thoughtful brand development, and rigorous research and development of medical-grade cannabis products that meet the highest standards of quality, safety, and efficacy. Our mission is to create a world where the benefits of cannabis are accessible to everyone, and we are working toward that goal by becoming a leading importer and exporter of cannabis to meet demand in every corner of the market. Visit www.floragrowth.com or follow @floragrowthcorp on social media for more information.

Contacts

Investor Relations:

Investor Relations

ir@floragrowth.com

Public Relations:

Cassandra Dowell

+1 (858) 221-8001

flora@cmwmedia.com

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Cautionary Statement Concerning Forward-Looking Statements

This press release contains “forward-looking statements” as defined by applicable Canadian and U.S. securities legislation. Forward-looking statements reflect Flora’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in Flora’s Annual Report on Form 10-K, previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023, as amended April 28, 2023, as such factors may be updated from time to time in Flora’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, and on Flora’s issuer profile on SEDAR at www.sedar.com. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in Flora’s filings with the SEC and the applicable Canadian securities commissions. While forward-looking statements reflect Flora’s good faith beliefs, they are not guarantees of future performance. Flora disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Flora (or to third parties making the forward-looking statements).

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